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Exhibit Number 10.1

AMENDMENT NO. 1 TO THE
COMMUNITY HEALTH SYSTEMS, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

        THIS AMENDMENT NO. 1 TO THE COMMUNITY HEALTH SYSTEMS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN dated as of April 8, 2004 (the "Amendment"), amends the Community Health Systems, Inc. Supplemental Executive Retirement Plan dated effective as of January 1, 2003 (the "Plan"). Unless otherwise defined in this Amendment, capitalized terms shall have the meanings assigned to such terms in the Plan.

  1.
  The Plan is hereby amended as follows:

    The definition of "Service" set forth in Section 2.1(v) of the Plan is hereby deleted in its entirety and the following definition is substituted in its place:

    (v)    "Service" shall mean one of the following: (i) in the case of an Officer, all years and completed months of service with the Company and any Subsidiary, whether before or after the adoption of the Plan, but not beginning earlier than January 1, 1997 (as indicated on Exhibit A hereto) or, in the alternative, if the Committee so specifies for a designated Participant, additional years and months of service, provided, however, such additional years and months of service shall not exceed two years for every year of completed service and two months for every one month of completed service with the Company, but not beginning before January 1, 1997, and (ii) in the case of an Officer or Key Employee who becomes a Participant after January 1, 2003, all years and completed months of service following the date the person becomes a Participant.

  2.
  Except as amended hereby, the Plan shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of the 8th day of April, being the date the Amendment was approved and adopted by the Board of Directors.

COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ W. LARRY CASH

Name:	W. Larry Cash
Title:	Executive Vice President & Chief Financial Officer

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AMENDMENT NO. 1 TO THE COMMUNITY HEALTH SYSTEMS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN